Summary Prospectus Supplement dated January 14, 2020

The purpose of this supplement is to provide you with changes to the current Summary Prospectus for the Fund listed below:

Invesco Oppenheimer Limited-Term Bond Fund

This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectus:

Portfolio Managers	Title	Length of Service on the Fund
Matthew Brill	Portfolio Manager	2020
Chuck Burge	Portfolio Manager	2020
Michael Hyman	Portfolio Manager	2019

O-LTB-SUMSUP 011420